UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 7, 2007

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization		Identification Number)

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Two North Riverside Plaza	60606
Suite 400, Chicago, Illinois	(Zip Code)
(Address of principal executive
offices)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On May 7, 2007, ERP Operating Limited Partnership (the “Operating Partnership”) entered into a new unsecured revolving credit agreement for a $500 million loan facility.  Equity Residential, the sole general partner of the Operating Partnership, and Lexford Properties, L.P., a subsidiary of the Operating Partnership, are guarantors of the Operating Partnership’s obligations under the loan facility.  The loan facility is with Bank of America, N.A., as administrative agent and a lender, JPMorgan Chase Bank, N.A., as syndication agent and a lender, and Deutsche Bank AG, New York Branch, as documentation agent and a lender.

The new credit facility matures on May 5, 2008.  The interest rate on the advances under the new credit facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term debt and is currently 32.5 basis points.  In addition, beginning May 10, 2007 and until December 14, 2007, there is an unused fee of 32.5 basis points per annum (pro rated) on the amount by which the outstanding daily balance of loans is less than $100,000,000 and, commencing on December 15, 2007, an annual facility fee of 10 basis points per annum.  A fee of 10 basis points on the committed amount of $500 million will be payable if the credit facility is not terminated on or before December 14, 2007.

Item 9.01               Financial Statements and Exhibits

Exhibit Number	Exhibit

10.1

Revolving Credit Agreement dated as of May 7, 2007 between ERP Operating Limited Partnership and Bank of America, N.A., as administrative agent and a lender, JPMorgan Chase Bank, N.A., as syndication agent and a lender, and Deutsche Bank AG, New York Branch, as documentation agent and a lender (the “Credit Agreement”).

10.2	Guaranty of Payment made as of May 7, 2007 between Equity Residential and Bank of America, N.A., as administrative agent for the lenders party to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: May 10, 2007	By:	/s/ Donna Brandin
	Name:	Donna Brandin
	Its:	Executive Vice President and
Chief Financial Officer

EQUITY RESIDENTIAL

Date: May 10, 2007	By:	/s/ Donna Brandin
	Name:	Donna Brandin
	Its:	Executive Vice President and
Chief Financial Officer